THIRD AMENDMENT TO GROUND LEASE

         THIRD AMENDMENT TO GROUND LEASE dated as of December 29, 2000, (the "Third Amendment"), to the Ground Lease dated as of November 30, 1984, (the "Ground Lease") by and between GUILFORD MILLS, INC. ("Landlord"), a Delaware corporation, and COGENTRIX EASTERN CAROLINA, LLC ("Tenant"), a North Carolina limited liability company and the successor to Cogentrix Carolina Leasing Corporation. Terms used herein that are not defined are used as defined in the Ground Lease.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Landlord and Tenant have agreed to extend the initial term of the Ground Lease.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant hereby agree as follows:

         1. Amendments to Ground Lease. The Ground Lease is hereby amended by deleting Section 2.1 in its entirety and substituting the following therefor:

                  Section 2.1 The initial term of this Lease shall commence as of the 30th day of November, 1984 (the "Commencement Date") and, unless extended pursuant to the following Section 2.2.1 through 2.2.4, shall end at midnight on March 31, 2002.

         2. Full Force and Effect. Except as modified hereby, by the First Amendment to Ground Lease dated December 16, 1991, and by the Second Amendment to Ground Lease dated July 6, 2000, the Ground Lease has not been amended or modified and is and shall remain in full force and effect.

         3. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Ground Lease.

         4. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Third Amendment to produce or account for more than one such counterpart.

         5. Governing Law. This Third Amendment and the Ground Lease, as amended, shall be deemed to be contracts made under the laws of the State of North Carolina and for all purposes shall be construed in accordance with the laws of the State of North Carolina.


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IN WITNESS WHEREOF,  the undersigned have each caused this Third Amendment to be duly executed by the duly authorized officers and their corporate seal to be here unto affixed and attached, all as of the year and day first above written.

                             GUILFORD MILLS, INC.

                             By: __________________________________

                             Title: _______________________________

ATTEST:

By: __________________________________

Title:________________________________

             [Corporate Seal]



                             COGENTRIX EASTERN CAROLINA, LLC
                             By: Cogentrix of North Carolina, Inc. , its Manager

                             By: __________________________________

                             Title: _______________________________

ATTEST:

By: __________________________________

Title:________________________________

             [Corporate Seal]











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